Exhibit 10.33

EXECUTION VERSION

AMENDMENT NO. 3

Dated as of April 26, 2018

to

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 5, 2013

THIS AMENDMENT NO. 3 (“Amendment”) is made as of April 26, 2018 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Third Amended and Restated Credit Agreement dated as of December 5, 2013 by and among the Company, the Foreign Subsidiary Borrowers party thereto from time to time, the Lenders party thereto from time to time, the Collateral Agent and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1.          Amendments to Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)         Section 1.01 of the Credit Agreement is amended to add the following new definition thereto in the appropriate alphabetical order and replace the corresponding previously existing definition:

““Specified Capital Expenditures” means, solely for purposes of calculating the Interest Coverage Ratio for each period of four (4) consecutive fiscal quarters ending on or about April 30, 2018, July 31, 2018, and October 31, 2018, Capital Expenditures made by or on behalf of the PRC Subsidiaries.”

(b)         Section 6.11(a) of the Credit Agreement is amended to add “less (with respect to the fiscal quarters ending April 30, 2018, July 31, 2018, and October 31, 2018) that portion of Consolidated EBITDA that is attributable to the PRC Subsidiaries” immediately after the reference to “Consolidated EBITDA” appearing therein.

2.          Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of (i) this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (b) the Company shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers its signature page hereto by such time as is requested by the Administrative Agent, an amendment fee equal to $5,000 for each such Lender and (c) the Company shall have paid all of the fees of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3.          Representations and Warranties of the Company and Acknowledgements and Confirmations.  The Company hereby represents and warrants as follows:

(a)         This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)         As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

4.          Reference to and Effect on the Credit Agreement.

(a)         Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)         Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)         The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)         This Amendment shall constitute a Loan Document.

5.          Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.          Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.          Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC.,
as the Company

By:
Name:
Title:

Signature Page to Amendment No. 3
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013

JPMORGAN CHASE BANK, N.A., individually as a Lender
and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 3
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013

TD BANK, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Third Amended and Restated Credit Agreement dated as of December 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Photronics, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent, which Amendment No. 3 is dated as of April 26, 2018 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.   Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above‑referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  April 26, 2018

[Signature Page Follows]

PHOTRONICS IDAHO, INC.

By:
Name:
Title:

TRIANJA TECHNOLOGIES, INC.

By:
Name:
Title:

PHOTRONICS TEXAS ALLEN, INC.

By:
Name:
Title:

PHOTRONICS CALIFORNIA, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Signature Page to Amendment No. 3
Photronics, Inc.
Third Amended and Restated Credit Agreement dated as of December 5, 2013